EXHIBIT 1



                                                          CONFORMED COPY




         __________________________________________________________________
         __________________________________________________________________



                               HECLA MINING COMPANY
                             (a Delaware corporation)


                         2,500,000 Shares of Common Stock




                              UNDERWRITING AGREEMENT















         Dated:  January 23, 1996



         __________________________________________________________________
         __________________________________________________________________

                               HECLA MINING COMPANY
                             (a Delaware corporation)

                         2,500,000 Shares of Common Stock

                              UNDERWRITING AGREEMENT

                                     January 23, 1996


         SALOMON BROTHERS INC
         Seven World Trade Center
         New York, New York  10048


         Ladies and Gentlemen:

                   Hecla Mining Company, a Delaware corporation (the "Company"), proposes to issue and sell to you 2,500,000 authorized but unissued shares of the Company's Common Stock, par value $0.25 per share (shares of which class of stock of the Company are hereinafter referred to as "Common Stock").
         The Company also grants to you an option to purchase all or any part of 375,000 additional shares of Common Stock, which option shall expire upon the close of trading on the New York Stock Exchange (the "NYSE") on the date hereof. The aforesaid 2,500,000 shares of Common Stock (the "Initial Shares"), together with all or any part of the 375,000 additional shares of Common Stock subject to the option described above (the "Option Shares"), are collectively herein referred to as the "Shares". The Shares are more fully described in the Prospectus and Prospectus Supplement referred to below. You have advised us that you desire to purchase the Shares.

                   The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Registration No. 33-59659) relating to the registration of up to $100,000,000 in the aggregate of the Common Stock and certain debt securities, preferred stock and warrants and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"). Such registration statement was declared effective by the Commission on September 5, 1995.
         As provided in Section 3(a), a prospectus supplement reflecting the terms of the offering of the Shares and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the 1933 Act. Such prospectus supplement, in the form first filed with the Commission after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement". Such registration statement, as amended at the







         date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement", and the base prospectus relating to all offerings of securities under the Registration Statement included in the Registration Statement at the time Registration Statement was declared effective, as supplemented by the Prospectus Supplement, and including the documents filed by the







                                        2


         Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein, is herein called the "Prospectus".

                   Section 1. Representations and Warranties. The Company represents and warrants to and agrees with you that:

                   (a) The Company meets the requirements for use of Form S-3 under the 1933 Act and on the effective date of the Registration Statement, the Registration Statement complied in all material respects with the requirements of the 1933 Act and the rules and regulations of the Commission thereunder (the "1933 Act Regulations") and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date hereof and at the Closing Time (as defined below), (A) the Registration Statement complies and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, (B) the Registration Statement does not include and will not include an untrue statement of a material fact and does not omit and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) the Prospectus does not include and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by you expressly for use in the Registration Statement or the Prospectus.

                   (b) The documents incorporated by reference in the Registration Statement and the Prospectus pursuant to Item
              12 of Form S-3 under the 1933 Act, except to the extent that a statement contained in the Prospectus or in any other subsequently filed document which is incorporated or deemed to be incorporated by reference modifies or supersedes statements contained therein, at the time they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act, and the rules and regulations of the Commission thereunder (the
              "1934 Act Regulations"), and, when read together and with







              the other information in the Prospectus, at the time the Registration Statement became effective and at all times subsequent thereto up to the Closing Time, did not and will not contain an untrue statement of a material fact and did not omit and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                   (c) The accountants who have reported upon the audited consolidated financial statements incorporated by reference in the Registration Statement are







                                        3


              independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                   (d) This Agreement has been duly authorized, executed and delivered by the Company.

                   (e)  The consolidated financial statements
              incorporated by reference in the Registration Statement present fairly the financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis.

                   (f)  Since the respective dates as of which
              information is given in the Registration Statement and the Prospectus, except as described or otherwise incorporated by reference therein, (i) there has been no material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries, considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (excluding such change, if any, caused by a decrease in the market price of gold, silver, lead or zinc), (ii) there have been no transactions material to the Company and its subsidiaries, considered as one enterprise, entered into by the Company or its subsidiaries, other than those in the ordinary course of business and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                   (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described or incorporated by reference in the Registration Statement and the Prospectus and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification and in which the failure to so qualify could have a material adverse effect on the condition, financial or otherwise, of the Company and its subsidiaries,







              considered as one enterprise or on its earnings, affairs or business prospects.

                   (h) Each of the following subsidiaries of the Company constitute a "significant subsidiary" as defined in Rule 405 of Regulation C of the 1933 Act Regulations: the Kentucky-Tennessee Clay Company (the "Significant Subsidiaries"). Each Significant Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business; and each Significant Subsidiary is duly qualified to transact







                                        4


              business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise. All of the outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company directly or through one or more subsidiaries, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind except as otherwise provided in a security agreement (the "Security Agreement") of the type contemplated in the Prospectus, which is proposed to be entered into in connection with the further amendment of the Credit Agreement dated as of August 30, 1994, as amended on October 1, 1995, among the Company and certain of its subsidiaries, and NationsBank of Texas, for itself and as agent to the other banks thereto, if any.

                   (i) The Company had at the date indicated a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under the captions "Description of Common Stock" and "Current Capital Structure" (except for subsequent issuances, if any, pursuant to reservations, agreements or commitments referred to in the Registration Statement and the Prospectus), the Shares conform to the description thereof contained or incorporated by reference in the Registration Statement and the Prospectus and such description conforms to the rights set forth in the instruments defining the same; the Shares to be sold by the Company have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable; no holder thereof will be subject to personal liability by reason of being such a holder; such Shares are not subject to the preemptive rights of any stockholder of the Company; the Shares (and Rights attached thereto (the "Rights")) conform to all statements relating thereto contained or incorporated by reference in the Registration Statement and the Prospectus and, prior to the Closing Time, the Shares will have been duly authorized for listing, subject to official notice of issuance, on the NYSE; and all corporate action required to be taken for the







              authorization, issue and sale of such Shares has been validly and sufficiently taken.

                   (j) Neither the Company nor any of its subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it may be bound or to which any of its properties may be subject, except for such defaults that would not have a material adverse effect on the condition (financial or otherwise), earnings, affairs or business prospects of the Company and its subsidiaries, considered as one enterprise; and the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated will not conflict with or







                                        5


              constitute a breach of, or default under, the charter or by-laws of the Company or any Significant Subsidiary or any bond, debenture, note or other evidence of indebtedness or any material contract, indenture, mortgage, loan agreement, lease or other instrument to which the Company or a Significant Subsidiary is a party or by which it may be bound or, to the best of the Company's knowledge, any existing applicable law, administrative regulation, or court decree.

                   (k) To the best of the Company's knowledge, no labor disturbance by the employees of the Company exists or is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any mining operation in which the Company has a material participation interest or principal smelter which the Company uses which might be expected to materially adversely affect the conduct of the business, operations, consolidated financial condition or consolidated income of the Company and its subsidiaries, considered as one enterprise.

                   (l) No authorization, approval, consent or license of any government, governmental instrumentality or court, domestic or foreign (other than under the 1933 Act, the 1933 Act Regulations and the securities or blue sky laws of the various states), is required for the valid authorization, issuance, sale and delivery of the Shares and the consummation by the Company of the transactions contemplated by this Agreement.

                   (m) Except as disclosed or incorporated by reference in the Registration Statement or the Prospectus, there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Company, threatened against or affecting the Company or any Significant Subsidiary that is required to be disclosed in the Registration Statement or the Prospectus or which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, or might reasonably be expected to materially and adversely affect the properties or assets of the Company and its subsidiaries, considered as one enterprise, or might reasonably be expected to materially







              and adversely affect the consummation of this Agreement and the transactions contemplated in this Agreement; the only pending legal or governmental proceedings to which the Company or any Significant Subsidiary is a party or of which any of its property is the subject which are not described in the Registration Statement or the Prospectus, or incorporated by reference therein, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Company and its subsidiaries considered as one enterprise, and there are no contracts or other documents of the Company which would be required to be filed as exhibits to the Registration Statement by the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations which have not been filed as exhibits thereto.







                                        6


                   (n) Except as described or incorporated by reference in the Registration Statement or the Prospectus, the Company and each Significant Subsidiary possesses those certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to own, lease and operate its properties, as the Company currently operates such properties, and conduct the business now operated by it, the absence of which might result in a material adverse change in the earnings, affairs, condition (financial or otherwise), business or prospects of the Company and its subsidiaries, considered as one enterprise, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorizations or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

                   (o) Except as disclosed or incorporated by reference in the Registration Statement and the Prospectus, or except as otherwise provided in the Security Agreement (if any), the Company or a Significant Subsidiary has good and marketable title to, or valid and enforceable leasehold estates in or enforceable contractual rights in respect of the Major Properties (as defined below) in each case free and clear of all liens, encumbrances and defects other than those which do not affect the value of such properties, leasehold or contractual rights and do not interfere with the use made, or proposed to be made pursuant to duly authorized corporate action already taken by the Company, of such properties, leaseholds or contractual rights except as does not have a material adverse effect on the condition (financial or otherwise), earnings, affairs or business prospects of the Company and its subsidiaries, considered as one enterprise. As used herein the term "Major Properties" means all real and personal property and all contractual rights (including, but not limited to, rights to participate in profits) described or referred to in the Registration Statement and the Prospectus or used by or useful to the Company in connection with the Lucky Friday mine, the American Girl/
              Oro Cruz gold project, the Greens Creek mine, the Grouse
              Creek gold project, the Rosebud gold project, the La Choya gold project, the Kentucky-Tennessee Clay Company, the K-T







              Feldspar Corporation, the Colorado Aggregate Company of New Mexico or Mountain West Products, Inc.

                   (p) The Company and its subsidiaries each owns or possesses, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to carry on its business as presently conducted, and neither the Company nor any subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that in the aggregate, if the subject of an unfavorable decision, ruling or finding, could materially adversely affect the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise.







                                        7


                   (q) Except as disclosed or incorporated by reference in the Registration Statement and the Prospectus and except as would not individually or in the aggregate have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, (i) the Company and its subsidiaries are each in compliance with all applicable Environmental Laws, (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in material compliance with their requirements, (iii) there are no pending or threatened Environmental Claims against the Company or any of its subsidiaries and (iv) there are no circumstances with respect to any property or operations of the Company or its subsidiaries that could reasonably be anticipated to form the basis of an Environmental Claim against the Company or any of its subsidiaries.

                   For purposes of this Agreement, the following terms
              shall have the following meanings: "Environmental Law" means any United States (or other applicable jurisdiction's) federal, state, local or municipal statute, law, rule, regulation, ordinance, code, policy or rule of common law and any judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority. "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

                   (r) There are no holders of securities of the Company with currently exercisable registration rights to have any securities held thereby included in the offering contemplated by this Agreement, the Registration Statement and the Prospectus.

                   (s) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock or the Shares.








                   Any certificate signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company to you as to the matters covered thereby.

                   Section 2.  Sale and Delivery of the Shares; Closing.
         (a) On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company agrees to sell to you, and you agree to purchase from the Company, at a purchase price of $7.70 a share (the "Purchase Price"), the Initial Shares, and







                                        8


         to the extent you exercise the option to purchase Option Shares described above, if at all, the Option Shares.

                   (b) The Company understands that, as soon as you deem advisable after this Agreement has been executed, you may make a fixed price offering of the Shares at an initial public offering price per Share (the "Public Offering Price") to be set forth on the cover page of the Prospectus Supplement, in which case, the difference between the Public Offering Price and the Purchase Price shall constitute the underwriting discount with respect to such offering. The Company further understands that you may, in the alternative, sell Shares to purchasers in one or more transactions (which may involve block transactions) on the NYSE or otherwise or distribute Shares from time to time in special offerings, exchange distributions and/or secondary distributions pursuant to and in accordance with the rules of the NYSE, in the over-the-counter market, in negotiated transactions through the writings of options on the Shares (whether such options are listed on an options exchange or otherwise) or otherwise, or in a combination of such methods at prevailing market prices or at negotiated prices. The Company further understands that you may effect such transactions by selling Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from you and/or the purchasers of such Shares for whom they may act as agents or to whom they may sell as principal.

                   (c) Payment of the Purchase Price and delivery of certificates for the Initial Shares and Option Shares, if any, shall be made at the offices of Wachtell, Lipton, Rosen & Katz, 51 W. 52nd Street, New York, New York 10019, or at such other place as shall be agreed upon by the Company and you, at 10:00 A.M. on January 26, 1996, or at such other time as you and the Company shall determine (such date and time of payment and delivery being herein called the "Closing Time"). Payment shall be made to the Company by certified or official bank check or checks in New York Clearing House funds payable to the order of the Company, against delivery to you for your account of certificates for the Shares to be purchased by you.

                   (d) Certificates for the Shares to be purchased by you shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time. The certificates for the Shares will be made available in New York City for examination and







         packaging by you not later than 10:00 A.M. on the business day prior to the Closing Time.

                   Section 3. Covenants of the Company. The Company covenants with you as follows:

                   (a) Immediately following the execution of this Agreement, the Company will complete preparation of a Prospectus Supplement that complies with the 1933 Act and the 1933 Act Regulations and that sets forth the number of Shares that you have agreed to purchase, the price at which the Shares are to be purchased by you from the







                                        9


              Company, any initial public offering price, any selling concession and reallowance, and such other information as you and the Company deem appropriate in connection with the offering of the Shares. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to you, without charge, as many copies of a Prospectus as you shall reasonably request.

                   (b) During the period when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Shares, the Company will notify you immediately, and confirm the notice in writing, (i) of the delivery to the Commission for filing pursuant to the EDGAR system of any supplement to the Prospectus or any document that would as a result thereof be incorporated by reference in the Prospectus, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission to amend the Registration Statement or supplement the Prospectus or for additional information relating thereto or to any document incorporated by reference in the Prospectus and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                   (c)  The Company will give you notice of its
              intention to file any amendment to the Registration Statement (including any post-effective amendment) or any supplement to the Prospectus (including documents deemed to be incorporated by reference in the Prospectus) whether pursuant to the 1933 Act or the 1934 Act, and of the effectiveness of any such amendment, and will furnish you with copies of any such amendment or supplement a reasonable amount of time in advance of such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which you or your counsel shall reasonably object.







                   (d) The Company has furnished or will furnish to you as many signed copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith (including documents incorporated by reference into the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act) and signed copies of all consents and certificates of experts, as you may reasonably request.

                   (e) The Company will comply in all material respects with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit







                                        10


              the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Shares any event shall occur or condition exist as a result of which it is necessary, in the opinion of your counsel or counsel for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to
              Section 3(c) hereof, such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement or the Prospectus comply with such requirements.

                   (f) The Company will use its best efforts, in cooperation with you, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for as long as may be required for; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

                   (g) The Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations, which need not be certified by independent public accountants unless required by the 1933 Act or the 1933 Act Regulations), covering (i) a period of 12 months







              beginning after the effective date of the Registration Statement and covering a period of 12 months beginning after the effective date of any post-effective amendment to the Registration Statement but not later than the first day of the Company's fiscal quarter next following such respective effective date and (ii) a period of 12 months beginning after the date of this Agreement but not later than the first day of the Company's fiscal quarter next following the date of this Agreement.

                   (h) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds".







                                        11


                   (i)  The Company, during the period when the
              Prospectus is required to be delivered under the 1933 Act, will file timely all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

                   (j) For a period of two years after the Closing Time, the Company will furnish to you copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to its stockholders or security holders generally.

                   (k) For a period of 90 days from the date hereof, the Company will not, without your prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Shares, Common Stock or securities convertible into Common Stock, other than to you pursuant to this Agreement and other than conversions of existing convertible securities, exchanges of Common Stock for existing convertible securities, exercises of any outstanding options or warrants, grants of Common Stock or options pursuant to plans described or incorporated by reference in the Prospectus, and pursuant to the Rights.

                   (l) If applicable, the Company will comply with all the provisions of Florida H.B. 1771, codified as Section
              517.075 of the Florida Statutes, and all regulations promulgated thereunder relating to issuers doing business in Cuba.

                   (m) The Company will use its best efforts to effect the listing of the Shares on the NYSE.

                   Section 4.  Payment of Expenses.  The Company will
         pay and bear all costs and expenses incident to the performance of its obligations under this Agreement, including (a) the preparation, copying and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to you; (b) the copying and distribution of the Shares and the Blue Sky Survey, if any; (c) the delivery of the Shares to you, including any stock transfer taxes payable upon the sale of the







         Shares to you; (d) the fees and disbursements of the Company's counsel and accountants; (e) the qualification of the Shares under the applicable securities laws in accordance with Section 3(f) and any filing for review of the offering with the National Association of Securities Dealers, Inc., including filing fees and fees and disbursements of your counsel in connection therewith and in connection with the Blue Sky Survey, if any; (f) the copying and delivery to you of copies of the Prospectus and any amendments or supplements thereto; and (g) the fees and expenses incurred in connection with the listing on the NYSE of the Shares.







                                        12


                   If this Agreement is terminated by you in accordance with the provisions of Section 5 or 9(a)(i), the Company shall reimburse you for all of your out-of-pocket expenses, including the fees and disbursements of your counsel.

                   Section 5. Conditions of Your Obligation. Your obligation to purchase and pay for the Shares that you have agreed to purchase pursuant to this Agreement is subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any of its subsidiaries, to the performance by the Company of its obligations hereunder, and to the following further conditions:

                   (a) At the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company, shall be contemplated by the Commission or any "Blue Sky" or securities authority of any jurisdiction, and any request on the part of the Commission or any "Blue Sky" or securities authority of any jurisdiction for additional information shall have been complied with to the satisfaction of your counsel.

                   (b) At the Closing Time, you shall have received a signed opinion of Michael B. White, General Counsel of the Company, dated as of the Closing Time, in form and substance satisfactory to your counsel, to the effect that:

                        (i)  The Company is a corporation duly
                   incorporated, validly existing and in good standing under the laws of the State of Delaware with corporate power and authority under such laws to own, lease and operate its properties and conduct its business as described or incorporated by reference in the Registration Statement and the Prospectus;

                       (ii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary,







                   except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise;

                      (iii)  Each Significant Subsidiary is a
                   corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority under such laws to own, lease and operate its properties and conduct its business;

                       (iv)  Each Significant Subsidiary is duly
                   qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which it







                                        13


                   owns or leases property of a nature, or transacts business of a type, that would make such qualification necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise;

                        (v) Such counsel does not know of any statutes or regulations, or any pending or threatened legal or governmental proceedings, required to be described or incorporated by reference in the Registration Statement and the Prospectus that are not described or incorporated as required, nor of any contracts or documents of a character required to be described or referred to or incorporated in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or incorporated or filed as required;

                       (vi) To the knowledge of such counsel, except as described in the Prospectus, no default exists in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement;

                      (vii)  The execution and delivery of this
                   Agreement, the issuance and delivery of the Shares, the consummation by the Company of the transactions contemplated in this Agreement and compliance by the Company with the terms of this Agreement do not and will not result in any violation of the charter or by-laws of the Company or any of its subsidiaries, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to such counsel, to







                   which the Company or any of its subsidiaries is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise), (B) any existing applicable law, rule or regulation (other than the securities or blue sky laws of the various states, as to which such counsel need express no opinion) which could have a material adverse effect on the Company and its subsidiaries considered as one enterprise, or (C) any judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties







                                        14


                   which could have a material adverse effect on the Company and its subsidiaries considered as one enterprise;

                     (viii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the headings "Description of Common Stock" and "Current Capital Structure" (except for subsequent issuances, if any, pursuant to reservations, employee benefit plans, agreements, commitments or the exercise of convertible securities referred to in the Registration Statement and the Prospectus);

                       (ix) The Shares sold by the Company pursuant to the provisions of this Agreement have been duly authorized and validly issued and are fully paid and non-assessable; no holder thereof is or will be subject to personal liability by reason of being such a holder; such Shares are not subject to the preemptive rights of any stockholder of the Company, and all corporate action required to be taken for the authorization, issue and sale of such Shares has been validly and sufficiently taken;

                        (x)  All of the other outstanding shares of
                   capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable;

                       (xi) All of the outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind except as provided in the Security Agreement (if any); no holder thereof is subject to personal liability by reason of being such a holder and none of such shares was issued in violation of the preemptive rights of any stockholder of the subsidiaries; and

                      (xii) Without such counsel having made a search of the title records with respect thereto, the Company has good and marketable title to, or valid and enforceable leasehold estates in, or enforceable contractual rights in respect of, the Major







                   Properties, in each case free and clear of all liens, encumbrances and defects other than those set forth in the Security Agreement (if any) or referred to or incorporated by reference in the Registration Statement and the Prospectus and those which do not materially affect the value of such property, leaseholds or contractual rights and do not materially interfere with the use made, or proposed to be made pursuant to duly authorized corporate action already taken by the Company, of such property, leaseholds or contractual rights.







                                        15


                   In giving such opinion, such counsel may rely, as to
              all matters governed by the laws of jurisdictions other than the law of the State of Idaho, the federal law of the United States and the corporate law of the State of Delaware, upon opinions of other counsel who shall be counsel reasonably satisfactory to your counsel, in which case the opinion shall state that they believe you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

                   (c) At the Closing Time you shall have received a signed opinion of Wachtell, Lipton, Rosen & Katz, special counsel for the Company, dated as of the Closing Time, in form and substance satisfactory to your counsel, to the effect that:

                        (i)  The Company is a corporation duly
                   incorporated, validly existing and in good standing under the laws of the State of Delaware;

                       (ii) To such counsel's knowledge, there are no material contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects;

                      (iii)  Such counsel is not aware of any
                   authorization, approval, consent or order of any agency, governmental authority or court (other than under the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and the securities or blue sky laws of the various states) that is required for the valid authorization, issuance, sale and delivery of the Shares;

                       (iv) This Agreement has been duly authorized, executed and delivered by the Company;







                        (v) The certificates for each outstanding share of Common Stock also represent one Right per share; and the outstanding Rights have been duly authorized and validly issued under the Rights Agreement dated May 19, 1986, as amended (the "Rights Agreement");

                       (vi)  The sale and issuance of the Shares
                   pursuant to this Agreement have been duly authorized and all necessary corporate action relating to the issuance of the Shares has been taken;







                                        16


                      (vii) The Shares conform in all material respects as to legal matters to the description thereof in the Registration Statement and the Prospectus;

                     (viii) The statements made in the Registration Statement and the Prospectus under the caption "Certain U.S. Federal Income Tax Considerations", to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and fairly present the information disclosed therein in all material respects;

                       (ix) Upon issuance and delivery of the Shares as described in the Registration Statement and the Prospectus, the Shares will be validly issued, fully paid and non-assessable and the holders thereof will not be subject to personal liability by reason of being such holders;

                        (x)  The Registration Statement and the
                   Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective effective or issue dates, appear on their face to have been appropriately responsive in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations;

                       (xi) The documents incorporated by reference in the Prospectus (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), as of the dates they were filed with the Commission, appear on their face to comply as to form in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations; and

                      (xii)  Such counsel have participated in the
                   preparation of the Registration Statement and the Prospectus and are familiar with the documents incorporated by reference in the Registration
                   Statement and the Prospectus, and have also participated in conferences with officers and other







                   representatives of the Company, representatives of the independent public accountants for the Company, and with your representatives and your counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed and, although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, and based on the foregoing, no facts have come to the attention of such counsel to lead them to believe (A) that the Registration Statement or any amendment thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no







                                        17


                   opinion), on the original effective date of Registration Statement or on the date any such amendment became effective after the date of the Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto (except for the financial statements and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus Supplement was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              Such opinion shall be to such further effect with respect to other legal matters relating to this Agreement and the sale of the Shares pursuant to this Agreement as your counsel may reasonably request. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon opinions of other counsel, who shall be counsel satisfactory to your counsel, in which case the opinion shall state that they believe you and they are entitled to so rely. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and of public officials.

                   (d) At the Closing Time, you shall have received the favorable opinion of Shearman & Sterling, your counsel, dated as of the Closing Time, to the effect that the opinions delivered pursuant to Sections 5(b) and 5(c) appear on their face to be appropriately responsive to the requirements of this Agreement except, specifying the same, to the extent waived by you, and with respect to the incorporation and legal existence of the Company, the Shares sold by the Company, this Agreement, the Registration Statement, the Prospectus, the documents incorporated by reference and such other related matters







              as you may require. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to you. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials.

                   (e)  At the Closing Time, (i) the Registration
              Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933







                                        18


              Act Regulations and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise (excluding such change, if any, caused by a decrease in the market price of silver, gold, lead or zinc), whether or not arising in the ordinary course of business, (iii) no action, suit or proceeding shall be pending or, to the knowledge of the Company, threatened against the Company or any subsidiary that would be required to be set forth in the Registration Statement or the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company, threatened against the Company or any subsidiary before or by any government, governmental instrumentality or court, domestic or foreign, that could result in any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, other than as set forth in the Registration Statement or the Prospectus, (iv) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time and
              (v) the other representations and warranties of the Company set forth in Section 1 shall be accurate as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received a certificate of the President or a Vice President and the Secretary of the Company, dated as of the Closing Time, to such effect.

                   (f) At the time that this Agreement is executed by the Company, you shall have received from Coopers & Lybrand L.L.P. a letter, dated such date, in form and substance satisfactory to you, confirming that they are independent certified public accountants with respect to the Company within the meaning of the 1933 Act and







              applicable published 1933 Act Regulations, and stating in effect that:

                        (i) in their opinion, the audited consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the related published 1933 Act Regulations;

                       (ii)  on the basis of procedures (but not an
                   examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the three month periods ended March 31, 1995 and March 31, 1994, the three and six month periods ended June 30, 1995 and June 30, 1994 and the three and nine month periods ended September 30, 1995 and September 30, 1994 incorporated by reference in the Registration Statement and the Prospectus







                                        19


                   (collectively, the "10-Q Financials"), a reading of the minutes of all meetings of the stockholders and directors of the Company and its subsidiaries and the Audit Committee of the Company's Board of Directors since January 1, 1995, inquiries of certain officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                             (A)  the 10-Q Financials incorporated by
                        reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations applicable to unaudited financial statements included in Form 10-Q or any material modifications should be made to the 10-Q Financials incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles;

                             (B)  at November 30, 1995 and at a
                        specified date not more than five days prior to the date of this Agreement, there was any change in the Stockholders' equity of the Company or any decrease in the working capital or the consolidated assets of the Company or any increase in the long-term debt of the Company and its subsidiaries, in each case as compared with amounts shown in the latest audited balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except in each case for changes, decreases or increases that the Registration Statement or the Prospectus discloses have occurred or may occur; or

                             (C)  for the period from October 1, 1995 to
                        December 31, 1995 and for the period from January 1, 1995 to a specified date not more than five days prior to the date of this Agreement, there was any decrease in revenues or increase in the total per share amounts of consolidated net loss, in each case as compared







                        with the comparable period in the preceding year, except in each case for any decreases that the Registration Statement or the Prospectus discloses have occurred or may occur;

                      (iii) based upon the procedures set forth in clause (ii) above and a reading of the Selected Financial Data incorporated by reference in the Registration Statement and the Prospectus, nothing has come to their attention that gives them reason to believe that the Selected Financial Data incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of







                                        20


                   the 1933 Act and the 1933 Act Regulations or that the information set forth therein is not fairly stated in relation to the financial statements from which it was derived or that the financial statements not included or incorporated by reference in the Registration Statement and the Prospectus from which certain of such data were derived are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements incorporated by reference in the Registration Statement and the Prospectus; and

                       (iv) in addition to the procedures referred to in clause (ii) above, they have performed other specified procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Registration Statement and the Prospectus, which have previously been specified by you and which shall be specified in such letter, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

                   (g) At the Closing Time, you shall have received from Coopers & Lybrand a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 5(f), except that the specified date referred to shall be a date not more than five days prior to the Closing Time.

                   (h) At the Closing Time, your counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated in this Agreement and the matters referred to in Section 5(d) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Shares as contemplated in this







              Agreement shall be satisfactory in form and substance to you and to your counsel.

                   (i) The Shares shall have been duly authorized for listing by the NYSE, subject to official notice of issuance, no later than the Closing Time.

                   If any of the conditions specified in this Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement may be terminated by you on notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party, except as provided in Section 4.







                                        21


         Notwithstanding any such termination, the provisions of Sections 6 and 7 shall remain in effect.

                   Section 6. Indemnification. (a) The Company agrees to indemnify and hold harmless you and each person, if any, who controls you within the meaning of Section 15 of the 1933 Act as follows:

                   (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

                 (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

         provided, however, that this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent







         arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

                   (b) You agree to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity agreement in







                                        22


         Section 6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by you expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

                   (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                   Section 7. Contribution. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company on the one hand and you on the other hand shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company and you, as incurred, in such proportions that (a) you are responsible for that percentage that (i) in the case of a fixed price offering, the underwriting discount appearing on the cover page of the Prospectus Supplement bears to the Public Offering Price appearing thereon, and (ii) in all other cases, the difference between (A) the Purchase Price appearing on the cover page of the Prospectus Supplement and (B) the mean price per Share of all sales of the Shares by the Underwriter (the "Mean Sales Price"), bears to the Mean Sales Price, and (b) the Company is responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls you within the meaning of
         Section 15 of the 1933 Act shall have the same rights to







         contribution as you, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

                   Section 8.  Representations, Warranties and
         Agreements to Survive Delivery. The representations, warranties, indemnities, agreements and other statements of the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, you or any person who controls the Company or you within the meaning of Section 15 of the 1933 Act and will survive delivery of and payment for the Shares.







                                        23



                   Section 9. Termination of Agreement. (a) You may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (excluding such change, if any, caused by a decrease in the market price of silver, gold, lead or zinc), or (ii) if there has occurred any material adverse change in the financial markets or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in your judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares or (iii) if trading in any securities of the Company has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the NYSE or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission or any other governmental authority or (iv) if a banking moratorium has been declared by either federal, New York or Idaho authorities.

                   (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in
         Section 4. Notwithstanding any such termination, the provisions of Sections 6, 7 and 8 shall remain in effect.

                   Section 10.  Notices.  All notices and other
         communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunications. Notice to you shall be directed to Salomon Brothers Inc, 8700 Sears Tower, Chicago, Illinois 60606, Attention: R. Stribling Koster, Director, with a copy to Shearman & Sterling, Commerce Court West, Suite 4405, P.O. Box 247, Toronto, Canada M5L 1E8, Attention: Brice T. Voran, Esq.; notices to the Company shall be directed to it at Hecla Mining Company, 6500 Mineral Drive, Coeur d'Alene, Idaho 83814-8788, Attention: Michael B. White, Vice President - General Counsel and Secretary, with a copy to Wachtell, Lipton, Rosen & Katz, 51 W. 52nd Street, New York, New York 10019,
         Attention:  David A. Katz, Esq.








                   Section 11. Parties. This Agreement is made solely for the benefit of you and the Company and, to the extent expressed, any person who controls the Company or you within the meaning of Section 15 of the 1933 Act, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from you of the Shares.







                                        24


                   Section 12. Governing Law and Time. This Agreement shall be governed by the laws of the State of New York.
         Specified times of the day refer to New York City time.

                   Section 13. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.





                             [Signature Page Follows]







                                        25


                   If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company and you in accordance with its terms.

                                       Very truly yours,

                                       HECLA MINING COMPANY

                                  By   /s/ John P. Stilwell
                                       Name:  John P. Stilwell
                                       Title:  Vice President -- Finance
         Confirmed and accepted as of
         the date first above written:

         SALOMON BROTHERS INC

         By /s/ Parker A. Weil
            Name:  Parker A. Weil
            Title:  Vice President